[front cover]

                       Value Investing in Small Companies
                             for More Than 25 Years

                                       THE
                                      ROYCE
                                      FUNDS

                               Royce Premier Fund
                              Royce Micro-Cap Fund
                               1998 Annual Report

                               www.roycefunds.com

The Royce Funds Road Map
--------------------------------------------------------------------------------

                              Two Distinct Markets

For more than 25 years, Royce & Associates has utilized a disciplined value approach to select small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

                      [Blue bar]   SMALL-CAP
                      [Yellow bar] MICRO-CAP

Core Funds

The small-cap universe (companies with       [Blue bar]     ROYCE PREMIER FUND
market caps between $300 million and $1                     Concentrated Small-Cap
billion) is no longer small, unknown or                     Portfolio
under-owned; therefore, we believe that
this higher level of efficiency requires
greater portfolio concentration.

The micro-cap universe (companies with       [Yellow bar]   ROYCE MICRO-CAP FUND
market caps less than $300 million)                         Diversified Micro-Cap
provides more choices (approximately                        Portfolio
6,500 companies), yet greater trading
difficulties; therefore, we believe that
broad diversification is appropriate
given the liquidity constraints of this
sector.

-----------------------------------------------------------------------------------------------

Combined Funds

These portfolios invest in both small-       [Blue bar]     PENNSYLVANIA MUTUAL FUND
and micro-cap companies and represent        [Yellow bar]   Diversified Small- and
our flagship approach. Two of our                           Micro-Cap Portfolio
combined portfolios, Pennsylvania Mutual
Fund and PMF II, employ a more
diversified investment strategy and are      [Blue bar]     PMF II
designed for both individuals and            [Yellow bar]   Diversified Small- and
institutions. Royce GiftShares Fund, one                    Micro-Cap Portfolio
of the few gifting and estate-planning
portfolios, uses a more concentrated         [Blue bar]     ROYCE GIFTSHARES FUND
approach.                                    [Yellow bar]   Concentrated Small- and
                                                            Micro-Cap Portfolio

-----------------------------------------------------------------------------------------------

Theme Funds

These portfolios invest in securities        [Blue bar]     ROYCE TOTAL RETURN FUND
primarily found in our Core Funds that       [Yellow bar]   Dividend-Paying Securities
have special attributes. One has
low-volatility characteristics
(dividends), one has the potential for       [Blue bar]     ROYCE LOW-PRICED STOCK FUND
higher returns and volatility                [Yellow bar]   Stocks Priced Below $15
(low-priced stocks) and one takes
specific sector (financial services)
risk. Performance and volatility may be      [Blue bar]     ROYCE FINANCIAL SERVICES FUND
substantially different for each of          [Yellow bar]   Financial Services Companies
these portfolios.

                                                                 The Royce Funds
--------------------------------------------------------------------------------

Annual Report Reference Guide
--------------------------------------------------------------------------------

Jump, Jive An' Wail: 1998's stock market provided                                              2
more than its share of swinging moments.
------------------------------------------------------------------------------------------------
It Don't Mean a Thing (If It Ain't Got That Swing):                                            5
Recent changes to small-cap stock definitions have
little impact on our own small- and micro-cap work.
------------------------------------------------------------------------------------------------
Royce Premier Fund's concentrated approach outperformed                                       10
its benchmark index, the small-cap oriented Russell 2000,
for the second half, the one-, three-, five-year and since inception
(12/31/91) periods.
------------------------------------------------------------------------------------------------
Royce Micro-Cap Fund* outperformed the Russell 2000                                           12
for the three-year and since inception (12/31/91) periods,
in spite of a difficult year for both micro-cap securities and for the Fund.
------------------------------------------------------------------------------------------------
Updates and Notes: What's New on Our Website                                                  14
(www.roycefunds.com) and a Y2K Update.
------------------------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                                      15
------------------------------------------------------------------------------------------------
Postscript: Furby-Mania.                                                       Inside Back Cover
------------------------------------------------------------------------------------------------

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

For more than 25 years, our approach has focused on evaluating a company's worth -- what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we pay for a security must be substantially lower than our appraisal of its worth.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through December 31, 1998

                                                                     SINCE
Fund (Inception)                   1-Year    3-YEar     5-Year     INCEPTION
------------------------------------------------------------------------------
Royce Premier Fund (12/31/91)      6.7%      14.3%       12.7%       14.0%
------------------------------------------------------------------------------
Royce Micro-Cap Fund* (12/31/91)  -3.3%      11.7%       11.4%       15.5%

* Investment Class.
--------------------------------------------------------------------------------

Letter To Our Shareholders

[sidebar]

[photo: Charles M. Royce]
Charles M. Royce, President

I feel very strongly that the new market cycle will be shorter, with more historically typical annualized returns. The last cycle began in 1990. By any traditional measurement, that was a very long period. I think that the new cycle will last no more than a couple of years and could well be a very low-return period.

[end sidebar]

[cartoon graphic: dancers "jiving" to a swing band at the "Wall Street Hop"]

Jump, Jive an' Wail

Although the stock market took a brief but dramatic downturn during the third quarter, it was not enough to keep its swinging participants off the dance floor. In three out of four quarters in 1998, large-cap stocks provided investors with jazzed-up returns. In contrast, small-cap securities grooved in quarters one and four, but sang the blues in quarters two and three.

     This year's stock market soiree also produced swing in abundance. According to Tim Hayes of Ned Davis Research, the average daily swing of the Dow Jones Industrial Average ("Dow") in 1998 from the low to the high was 2.6% on an intra day basis or about 225 points a day. On an intra-year basis, the large-cap S&P 500 was off 19.2% from its peak on July 17, 1998 to its trough on August 31, 1998, while the small-cap Russell 2000 was off 36.5% from its April 21, 1998 peak to its October 8 trough. Although both large- and small-cap securities rallied in 1998's fourth quarter, the calendar-year performance disparity between the two indices was the widest since the inception of the Russell 2000 Index in 1979.

The Joint is Jumpin'

Large-cap and technology stocks were at the top of the charts in 1998. Both the Dow and S&P 500 reached record highs despite third quarter setbacks. The Dow (+18.1%) generated its fourth consecutive year of double digit gains, and the S&P 500 (+28.6%) posted an unprecedented fourth consecutive year of 20%+ returns.

     If this were not amazing enough, consider the results of the Nasdaq Composite, which was up 39.6% for the year. How much of a difference did technology make? The tech-heavy Nasdaq 100 finished 1998 up 85.5% versus only 6.8% for the Nasdaq Industrials. Wow!


2 | The Royce Funds Annual Report 1998

I Got it Bad (and That Ain't Good)

While large-cap enjoyed cheers and applause in 1998, small-cap endured cat calls. However, even though the small-cap oriented Russell 2000 did hit some sour notes -- the index was down 2.6% for the full year -- it was not entirely off key, considering it was down 23.9% for the combined second and third quarters. Just how tough was it for small-cap mutual fund investors? According to fund rating service Morningstar, out of 2,802 domestic equity funds overall, only 12 of the 398 small-cap objective funds with a three-year history garnered four or five star ratings as of December 31, 1998. This means that out of the 910 funds that received four or five star ratings, only 1.3% were small-cap portfolios.

     Fortunately for those of us in the small-cap business, there were some smooth sounds to soothe the second and third quarter blues as small-caps staged a short but impressive rally at year-end. From its bottom on October 8 through December 31, the Russell 2000 was up 36.3%, comfortably ahead of the S&P 500, which was up 28.1%. A little more of this in 1999 would be music to our ears.

Every Picture Tells a Story

While calendar-year periods are often used in performance comparisons, we find that peak-to-peak periods, or full market cycles, are generally more revealing, especially when discussing relative performance. Although small-cap underperformance was evident throughout most of 1998, we believe that the small-cap downturn began much earlier. Prior to the high established on April 21, the last major peak for the Russell 2000 occurred on May 22, 1996, led by technology and a flood of IPO offerings. From that previous peak to the Russell 2000 trough on October 8, 1998, small-cap stocks were not on investors' hit parade.

     Many investors forget that small-caps were the market leaders for the almost six-year period prior to the peak on May 22, 1996, which began with the small-cap trough in October, 1990. Perhaps the recent period of prolonged underperformance has made memories fuzzy.

     These distinctly different periods demonstrate the ebb and flow between large- and small-cap performance and how unrealistic it is to expect small-cap companies to always lag or large-cap companies to permanently lead. With this in mind, we thought that it would be interesting to examine the April - October small-cap decline in the context of previous downturns. Since the Russell 2000's inception in 1979, there have been five major small-cap declines of 20% or more, including 1998's. Each of the four previous declines was followed by one- to two-year periods of substantial upside performance (70%+).

[pull quote]

[O]ut of the 910 funds that received
four or five star [Morningstar] ratings, only 1.3% [12 funds] were small-cap portfolios.

[end pull quote]

------------------------------------------
     LATE '90s: SMALL CAPS LANGUISH
------------------------------------------
            5/22/96 - 10/8/98
Russell 2000                 -12.0%
------------------------------------------
S&P 500                       47.6%
------------------------------------------

------------------------------------------
Early '90s: A COMPLETELY DIFFERENT PICTURE
------------------------------------------
           10/31/90 - 5/22/96
Russell 2000                 236.2%
------------------------------------------
S&P 500                      162.1%
------------------------------------------

                                          The Royce Funds Annual Report 1998 | 3

[sidebar]

There has certainly been a change in
market leadership, one that so far has
had its greatest effect within
large-cap. Global multinationals and
financial services have relinquished
leadership to technology, which
continues to be a market-leading sector
within both large- and small-cap. This
is the beginning, I think, of a
substantial shift in overall market
leadership, which signals the beginning
of a new market cycle.

[end sidebar]

             RUSSELL 2000 PEAK-TO-TROUGH-TO-PEAK PERFORMANCE PERIODS

[bar chart]

                Decline From Peak            Subsequent Rise
              ---------------------     -------------------------
              6/15/81-     -26.2%       8/12/82-         115.5%
              8/12/82                   6/24/83

              6/24/83-     -24.1%       7/25/84-          72.5%
              7/25/84                   7/3/86

              8/25/87-     -38.9%       10/28/87-         76.8%
              10/28/87                  10/9/89

              10/9/89-     -32.5%       10/31/90-         83.1%
              10/31/90                  2/12/92

              4/21/98-     -36.5%       10/8/98-          36.3%
              10/8/98                   12/31/98

Historical market trends are not necessarily indicative of future market movements.

[end bar chart]

     With the Russell 2000 up 36.3% from its October low, have potential small-cap investors missed the boat? If history is any indication, we don't think so. While the past is not a blueprint for the future, historical precedent might suggest that the small-cap rally has both time and distance on its side.

We Walk the Line

Twice each year, we provide details and offer commentary on our Funds' recent performance. This exercise, while important in many ways, always gives us pause. As long-term investors, it feels odd to spend time commenting on short-term performance. Yet the investment world is captivated by the short term, with far too much attention devoted to who has this year's -- or even this quarter's -- best returns. In contrast, we believe that investors should be neither too encouraged nor too dismayed by short-term relative results.

     We are less concerned about near-term performance -- even when, as in 1998, we are pleased with the results -- because valuation and performance are rarely in sync in the short run. In other words, we do not expect today's undervalued stock to immediately reach what we think is its full value. Our investment horizon for portfolio selection is three to five

Take The "A" Train

During a holiday season vacation, the intrepid advisor hopped on the New York City subway and took the "A" train to the Columbus Circle stop. After joining in on a jam session with the Duke Ellington Orchestra, he made his way to our office and chatted with Chuck Royce about the relevance of the terms "growth" and "value" in today's small-cap market.

With all the changes that have taken place in the small-cap world over the last decade, do you think that the definitions of value and growth have changed as well?

     The definitions have not changed as much as their usefulness has. At some level, we think that describing the way that we manage money exclusively as "value" is incomplete. Although it's common practice within the investment community to do so, we don't divide the equity world into growth and value stocks. We spend our time thinking about how to limit risk without sacrificing return. If we find a stock that we believe has terrific growth prospects, we want to buy it with the least risk possible, i.e., at an attractive price -- we don't worry about whether or not the stock is considered a value or a growth stock.

4 | The Royce Funds Annual Report 1998
years; in general we try to find stocks with the potential to at least double in value during that time period. What happens in the short term is a function of market direction and luck. We can control neither. While Royce Premier Fund did provide a short-term performance advantage over the Russell 2000, we are most pleased that both Royce Premier Fund and Royce Micro-Cap Fund have provided a long-term performance edge. For a complete review and discussion of our results and our risk profiles, please see pages 10-13.

It Don't Mean a Thing
(If It Ain't Got That Swing)

Several years ago, Billboard magazine made changes in the criteria of its famous chart system to more effectively track the changing music scene. In a similar move, Morningstar, Inc. and Lipper Analytical, the fund industry's preeminent ranking and analysis services, recently announced that they would be altering their capitalization and style criteria to more accurately reflect the realities of today's equity market. For instance, rather than use pre-established market-cap cutoffs, with small-cap being defined as less than $1 billion, Morningstar has now divided the equity universe based on the following percentages: Large-cap will constitute the top 5% of the 5,000 largest U.S. stocks in their database, mid-cap will be the next 15% of the 5,000 and small-cap will comprise the remaining 80%. The net effect is a more liberal definition of small-cap stocks and by

[pull quote]

Our investment horizon for portfolio
selection is three to five years; in
general we try to find stocks with the
potential to at least double in value
during that time period.

[end pull quote]

----------------------------------------------
RUSSELL 2000'S EXPANDING MARKET CAPITALIZATION
----------------------------------------------

                   12/31/89  12/31/94  12/31/98
----------------------------------------------
Weighted Average     $190      $400     $880
----------------------------------------------
Median                $70      $210     $430
----------------------------------------------

Russell 2000 weighted average and median market capitalization in millions.
Source: Frank Russell Company

If value and growth have become less useful terms, what has been the effect on the firm's selection process?

     There really hasn't been an appreciable effect on our selection process. We have always looked at our mission in life, so to speak, as wanting to be very good small-cap investors who pay equal attention to risk and reward. We've never been anti-growth, we just don't want to overpay for growth, so we try to be conscious of all the risk elements when selecting securities. These elements may include evaluating growth prospects relative to the stock price, as well as trading strategy, ownership issues, business risk and liquidity risk.

     Frankly, in most instances, we can't buy high-growth companies at attractive prices, i.e., at "lower risk," because the world frequently tends to overprice these securities. But it's important to remember that this has nothing to do with how the outside world is classifying these stocks -- we are value investors, but we don't confine ourselves to "value" stocks.

                                          The Royce Funds Annual Report 1998 | 5

[sidebar]

Relative valuations for small-cap stocks remain very strong in our view, even after the recent run of solid performance in the fourth quarter.
Although valuation and performance do
not correlate in the short term, we
certainly expect that over most full
market cycles they should.

[end sidebar]

extension small-cap funds -- as of December 31, 1998, the highest median market cap among funds in the small-cap category was $1.2 billion.

     The small-cap expansion has affected small-cap indices as well. The Russell 2000, which measures the 2,000 smallest U.S. companies out of the largest 3,000 U.S. companies (as tracked by the Russell 3000), has undergone considerable capitalization drift during the decade. As of December 31, 1998, the largest stock in the Russell 2000 had a market cap of $3.2 billion. The median market cap for the index was $430 million and the weighted-average market cap was $880 million, squarely in the upper end of the small-cap sector. It may not be long until the weighted-average market cap exceeds $1 billion.

     Regardless of how others are defining and redefining small-cap, there has been no effect on our daily work. We concern ourselves primarily with the same financial characteristics that have been central to our work for more than 25 years. However, the difference between the small- and micro-cap sectors is critical to us because we believe that they behave differently and require different investment strategies. In making our case, we are happy to risk sounding like the fan who doggedly insists that major differences exist between country and western music, or soul and rhythm and blues (this may be the only risk we don't mind taking).

     The more efficient upper tier of small-cap receives considerable institutional attention and research coverage. This is why we use a concentrated approach in this sector. We rely not only on our standard criteria -- looking for companies with unusually strong returns on assets,

[pull quote]

[T]he difference between the small- and
micro-cap sectors is critical to us
because we believe that they behave
differently and require different
investment strategies.

[end pull quote]



Under what business or market conditions would you buy the stock of a company conventionally regarded as "small-cap growth"?

     Although we are usually not interested in the high-priced, "super growth" type of company, there are four conditions that bring traditional growth companies into our price range. One would be companies with the flu, as opposed to pneumonia, i.e., ones that have experienced a temporary earnings shortfall. This often scares investors, which leads them to sell. The result is usually a lower price, one that we are willing to pay if the company's underlying financial condition remains stable. A second type would be companies whose growth rates are shifting to more real-world levels, i.e., 10% - 15% cyclically from 20% sequentially, and whose stock price has been penalized by the market. Over the years, we've bought securities with these characteristics trading at attractive prices. Another would be companies in high-growth industries whose specific year-over-year results vary. The last case is the least common. Adverse market conditions can simply drive prices down to the point where growth becomes cheap. This generally occurs only in more serious market downturns, maybe once or



6 | The Royce Funds Annual Report 1998
cash flows and balance sheets, as well as solid growth prospects -- but on non-quantitative research, such as competitive and strategic analysis.

     With micro-cap stocks, institutional competition is the least of our worries. Liquidity issues and trading constraints are of much greater concern to us in this sector, where institutional interest is thin and research coverage is often nonexistent. Due to the breadth and diversity of the micro-cap sector, the research and security selection process is both time-consuming and labor-intensive. We look at dozens to find a handful. Investing in micro-caps more closely resembles the way we have chosen stocks historically, with close attention to quantitative factors such as balance sheets and cash flows. It also requires an understanding of what makes micro-cap companies distinctive. Unlike upper-tier small-cap companies, which have corporate cultures similar to larger companies, micro-cap companies are usually dominated by the personalities of their CEOs, who are often the founders and majority owners of the business.

     So even as the equity market continues the natural process of change and expansion, we will stay with what has worked for us in the past, and what we believe continues to work for us today. We have adjusted as the times have demanded without sacrificing the essence of who we are -- uncompromising and risk-conscious money managers.

The Times They are A-Changing

If nothing else, this summer's decline served as a reminder that cycles remain a reality in the equity markets and that returns go up and down. This is true whether we are talking about

[pull quote]

Investing in micro-caps more closely
resembles the way we have chosen stocks
historically, with close attention to
quantitive factors such as balance
sheets and cash flows.

[end pull quote]


twice in a decade. This past year's market downturn is the most recent instance, but prior to that, we'd have to go back to 1990.


Do you think that more attractive valuations and risk factors still exist in the less glamorous kind of company that traditionally draws attention from value investors?

     This may surprise people, but many of these companies -- those that the industry would regard as "value" -- are not as attractively priced relative to many small-cap stocks that might be considered growth. The reason is that within small-cap, value has generally outperformed growth over the last two-and-a-half years. These "value" stocks are therefore not quite the bargains that they were a few years ago, which is another reason why we see less usefulness in terms such as value and growth. Regardless of how the industry classifies them, we have a strong preference for a company that has proven it can weather storms, but whose stock price, for whatever reason, has been knocked off balance.

                                          The Royce Funds Annual Report 1998 | 7

[cartoon graphic: 2 optimistic guys walking down the street with sign "The Future for Small-Caps." They are flanked by three cautious-looking guards.
Caption: "Guarded Optimism"]

individual stocks or stock markets. The dominant theme in 1998 was change, as declining prices produced significant investment opportunities and a shift in market leadership.

     This summer's decline gave us a rare investment opportunity, as virtually all small-cap securities were repriced regardless of an individual company's circumstances. According to a Salomon Smith Barney report published in July in The Wall Street Journal, the average stock with a market value of $250 million or less fell more than 40% from its 52-week high. The last time such a substantial small-cap sector repricing occurred was 1990. If one believes (as we do) that long-term outperformance is directly related to exploiting valuation discrepancies, then this summer's downturn provided us with substantial future performance potential.

     In addition to creating numerous investment opportunities, the October trough may have signaled the completion of the 1990's bull market. From October 31, 1990 through its trough on August 31, 1998, the S&P 500 compounded at an 18.8% average annual rate of return, well above its long-term norm of 10.5% (Source: Ibbotson and Associates). Although it is difficult to say with any certainty, we believe that the new cycle will be different, with chart toppers coming from both large- and small-cap securities.

     Signs of change were already present in the fourth quarter. Market leadership shifted away from the trio of global multinationals, large financials and technology, leaving technology as a solo act -- more exciting, but much less stable. According to Goldman Sachs, the average internet stock -- a dominant force inside the technology sector -- was up 225% in

[sidebar]

What sometimes happens in a period
preceding an upswing such as we
experienced recently is that small-caps
become extraordinarily cheap across the
board. The market creates conditions
that enable us to buy stocks that
typically don't trade at the kind of
attractive discounts that we have been
seeing. This summer's downturn enabled
us to purchase higher growth rates at a
cheaper price than we have been able to
do in a very long time.

[end sidebar]

[pull quote]

If one believes (as we do) that
long-term outperformance is directly
related to exploiting valuation
discrepancies, then this summer's
downturn provided us with substantial
future performance potential.

[end pull quote]

8  |  The Royce Funds Annual Report 1998

1998. Internet frenzy has recently consumed the market landscape. It seems a fitting coda to this decade's bull market, an outsized, speculative phase to an outsized market cycle. However, when this sector corrects, a subsequent correction to the market as a whole seems likely, and a new cycle will be under way for certain. It is in this new cycle that we believe our "guarded optimism" for small-caps will be substantiated. We are also confident that in this low-return environment, there will be great value in "value."

    We appreciate your continued support and invite your questions and comments.

Sincerely,


/s/Charles M. Royce       /s/W. Whitney George     /s/Jack E. Fockler, Jr.
------------------------  -----------------------  -------------------------
   Charles M. Royce          W. Whitney George        Jack E. Fockler, Jr.
     President                 Vice President           Vice President

[photo: Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino]

                (l-r) Jack Fockler, Whitney George, Chuck Royce,
                           Charlie Dreifus, Buzz Zaino


Fans of all musical genres may be interested to know that...

"Jump, Jive An' Wail" is a swing standard originally made famous by Louis Prima that jumped back on the charts in 1998 thanks to a new version by the Brian Setzer Orchestra, with a little help from a popular TV commercial for The Gap.

"The Joint Is Jumpin'" also enjoyed a second life when the music of Fats Waller became the subject of the Broadway show Ain't Misbehavin' in the '80s.

"I Got It Bad (And That Ain't Good)," a swing classic, was one of the centerpieces of the Duke Ellington Orchestra's repertoire through the '40s and '50s.

"Every Picture Tells a Story" is the title track from Rod Stewart's groundbreaking 1971 album, one of the first rock and roll records to emphasize acoustic instruments.

"Take the 'A' Train," another in a long list of Duke Ellington classics, is indeed one of the trains that stops just minutes from our midtown Manhattan offices.

When it comes to small-cap stocks and a long-term investment horizon, like country music legend Johnny Cash, "We Walk The Line."

"It Don't Mean A Thing (If It Ain't Got That Swing)," yet another Ellington gem, is one of the best-known songs of the swing era, and says it all about the music that once again has the country hopping.

"The Times They Are A-Changin," the title song from an early Bob Dylan record, comes from what is probably the most famous protest album of all time.


                                          The Royce Funds Annual Report 1998 | 9

Royce Premier Fund
--------------------------------------------------------------------------------

[sidebar]

What We Do

Royce Premier Fund ("RPR") uses a value approach to invest primarily in a limited number of small-company stocks with market capitalizations between $300 million and $1 billion. Royce generally looks to invest in companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, which are trading significantly below our estimate of their worth.

How We Did

Royce Premier Fund's concentrated approach outperformed its benchmark index, the small-cap oriented Russell 2000, for both the fourth quarter and the second half. The Fund also beat the Russell 2000 for the one-, three-, five-year and since inception (12/31/91) periods ended December 31, 1998. In addition, RPR provided a strong performance advantage over the Russell 2000 from the 1996 small-cap peak, with a total return of 36.3% versus 19.9% for its benchmark.

In 1998's second half, the Fund benefited from an increased exposure to technology stocks, a market-leading sector within both large- and small-cap in 1998. This increased exposure to technology is not indicative of a change in our investment style, but instead reflects the growing role technology plays in the economy, which includes a vastly expanding universe of small-cap technology companies. We remain committed to absolute valuation measures in our selection process.

RPR remains one of Morningstar's "lowest risk" small-cap funds as measured by Morningstar risk ratio for the three years ended December 31, 1998. Total net assets at year-end were $569 million, and the average annual total return since inception was 14.0%. 1998 marked the Fund's seventh year of performance history.

[end sidebar]

------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98
------------------------------------------------
Fourth Quarter 1998*                       15.1%
------------------------------------------------
July-Dec 1998*                             -1.6
------------------------------------------------
1-Year                                      6.7
------------------------------------------------
3-Year                                     14.3
------------------------------------------------
5-Year                                     12.7
------------------------------------------------
Since Inception (12/31/91)                 14.0
------------------------------------------------

*Not annualized.

-----------------------------------------------------------------------------
RISK/RETURN COMPARISON  Inception (12/31/91) Through 12/31/98
-----------------------------------------------------------------------------
                      Average Annual          Standard
                       Total Return           Deviation                RUR
-----------------------------------------------------------------------------
Royce Premier             14.0%                  9.4                   1.49
-----------------------------------------------------------------------------
Russell 2000              13.8%                 15.5                   0.89
-----------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.
--------------------------------------------------------------------------------

Since its inception, Royce Premier Fund has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.


RECENT MARKET PERFORMANCE

[line chart]

--------------------
 5/22/96 - 12/31/98
--------------------
RPR            36.3%
--------------------
Russell 2000   19.9%
--------------------

--------------------
4/21/98 - 12/31/98
--------------------
RPR            -4.8%
--------------------
Russell 2000  -13.4%
--------------------

      Date   Russell 2000
      ----   ------------
12/31/1995          0.00%
 1/31/1996         -0.11%
 2/28/1996          3.01%
 3/31/1996          5.11%
 4/30/1996         10.73%
 5/31/1996         15.09%
 6/30/1996         10.36%
 7/31/1996          0.73%
 8/31/1996          6.58%
 9/30/1996         10.75%
10/31/1996          9.04%
11/30/1996         13.54%
12/31/1996         16.51%
 1/31/1997         18.84%
 2/28/1997         15.95%
 3/31/1997         10.48%
 4/30/1997         10.79%
 5/31/1997         23.12%
 6/30/1997         28.40%
 7/31/1997         34.37%
 8/31/1997         37.45%
 9/30/1997         47.51%
10/31/1997         41.04%
11/30/1997         40.12%
12/31/1997         42.57%
 1/31/1998         40.32%
 2/28/1998         50.69%
 3/31/1998         56.90%
 4/30/1998         57.76%
 5/31/1998         49.26%
 6/30/1998         49.57%
 7/31/1998         37.45%
 8/31/1998         10.73%
 9/30/1998         19.40%
10/31/1998         24.27%
11/30/1998         30.78%
12/31/1998         38.88%

[end line chart]

Royce Premier Fund has provided solid absolute and relative performance since the small-cap peak in May 1996.

[line chart]

ROYCE PREMIER FUND vs. RUSSELL 2000  Value of $10,000 Invested on 12/31/91


Royce Premier Fund            Russell 2000

Includes reinvestment of distributions.

                  Royce          Russell
    Date        Premier             2000
    ----        -------             ----
12/31/91         10,000          10,000
03/31/92         10,160          10,750
06/30/92         10,140          10,017
09/30/92         10,440          10,303
12/31/92         11,580          11,841
03/31/93         12,125          12,346
06/30/93         12,608          12,615
09/30/93         12,923          13,718
12/31/93         13,784          14,079
03/31/94         13,891          13,704
06/30/94         13,741          13,171
09/30/94         14,258          14,085
12/31/94         14,236          13,823
03/31/95         14,851          14,460
06/30/95         16,103          15,815
09/30/95         16,807          17,378
12/31/95         16,774          17,755
03/31/96         17,339          18,662
06/30/96         18,022          19,595
09/30/96         18,469          19,662
12/31/96         19,813          20,684
03/31/97         20,041          19,613
06/30/97         22,705          22,794
09/30/97         24,837          26,186
12/31/97         23,460          25,309
03/31/98         25,725          27,852
06/30/98         25,454          26,553
09/30/98         21,760          21,199
12/31/98         25,038          24,656

[end line chart]


10  | The Royce Funds Annual Report 1998

                                                Performance and Portfolio Review
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                         Royce Premier Fund        Russell 2000
2/12/92 -                        0.0                  -12.0
7/8/92

3/18/94 -                       -4.2                  -12.3
12/9/94

5/22/96 -                       -6.4                  -15.4
7/24/96

1/22/97 -                        0.3                   -9.0
4/25/97

10/13/97 -                     -11.0                  -11.3
1/12/98

4/21/98 -                      -26.9                  -36.5
10/8/98

[end bar chart]

Royce Premier Fund has outperformed the Russell 2000 during all six major downturns since its inception.

------------------------------------
PORTFOLIO DIAGNOSTICS
------------------------------------
Median Market Cap.      $534 million
------------------------------------
Weighted Average P/E Ratio     16.6x
------------------------------------
Weighted Average P/B Ratio      1.9x
------------------------------------
Weighted Average Yield          1.3%
------------------------------------
Net Assets              $569 million
------------------------------------
Turnover Rate                    46%
------------------------------------
Symbol                         RYPRX
------------------------------------

---------------------------------
TOP 10 POSITIONS % of Net Assets
---------------------------------
National Computer Systems    4.4%
---------------------------------
Affiliated Managers Group    3.4
---------------------------------
New England Business Service 3.1
---------------------------------
Zenith National Insurance    2.8
---------------------------------
Marshall Industries          2.7
---------------------------------
Haemonetics Corporation      2.7
---------------------------------
Florida Rock Industries      2.7
---------------------------------
E.W. Blanch Holdings         2.6
---------------------------------
Arthur J. Gallagher & Co.    2.6
---------------------------------
Unifi                        2.5
---------------------------------

[pull quote]

The top 35 positions
represented 86% of
the equity portfolio
as of 12/31/98.

[end pull quote]

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                               % of Net Assets
----------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials  19.2%
----------------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                              17.7
----------------------------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing                         12.2
----------------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers                                                 12.1
----------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                        10.6
----------------------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                     7.0
----------------------------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                         5.2
----------------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                                      3.9
----------------------------------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                      3.3
----------------------------------------------------------------------------------------------------------------------
Treasuries, Cash & Cash Equivalents                                                                              8.8
----------------------------------------------------------------------------------------------------------------------

------------------------------------------
GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain
------------------------------------------
National Computer Systems     $13,894,729
------------------------------------------
Affiliated Managers Group       8,015,029
------------------------------------------
Haemonetics Corporation         5,841,050
------------------------------------------
Chiron Corporation              4,881,229
------------------------------------------
Avnet                           4,627,051
==========================================
Combined Gain                 $37,259,088
==========================================

------------------------------------------
GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss
------------------------------------------
Tom Brown                      $8,252,909
------------------------------------------
Gibson Greetings                7,169,063
------------------------------------------
Denbury Resources               7,077,741
------------------------------------------
Willbros Group                  5,843,567
------------------------------------------
Unifi                           5,834,335
==========================================
Combined Loss                 $34,177,615
==========================================

National Computer Systems - Dominant in the educational testing business for many years, this company has emerged as a true leader in technology solutions for both educational and large corporate customers. A long-term core holding in the Fund, the combination of solid results and market recognition improved not only the company's business, but also its valuations.

Affiliated Managers Group - This investment management company's stock declined precipitously in the late summer when investors abandoned it with unusual force over concerns about the overall market and its effect on investment managers. Knowing the business and understanding Affiliated Managers Group's unique business model afforded us the confidence to acquire large portions of the stock at prices that even we couldn't believe.

Tom Brown - An exploration company primarily in the natural gas business, this investment suffered from the decline in energy prices. We increased our position throughout the year, believing that, because the energy business is a cyclical one in which prices move both ways and our need for natural gas is not going to diminish, gas prices will eventually recover.

Gibson Greetings - A multiple of new products and new ventures in 1998 were not enough to overcome a difficult competitive landscape in the greeting-card industry, while near-term earnings disappointments caused the stock to trade at a fraction of its book value. Although a losing proposition so far, we remain encouraged by the company's strong balance sheet, large cash position and highly motivated and very creative management team.

                                         The Royce Funds Annual Report 1998 | 11

Royce Micro-Cap Fund+
--------------------------------------------------------------------------------

[sidebar]

What We Do

Royce Micro-Cap Fund ("RMC") uses a value approach to invest primarily in a broadly diversified portfolio of companies with market capitalizations of less than $300 million. We believe that the more volatile micro-cap sector, while often higher in risk, offers greater potential for higher returns than any other sector of the domestic equity marketplace.

How We Did

Royce Micro-Cap Fund's results reflect the performance difficulties of its investment universe. 1998 was an especially turbulent year for micro-cap stocks, marked by increased volatility and underperformance relative to the equity market as a whole. Investors' preference for larger, more liquid stocks kept micro-cap companies out of the investment spotlight, with the exception of technology, a market-leading sector within both large- and small-cap. The Fund underperformed its benchmark index, the small-cap oriented Russell 2000, for the second half and the full year. However, the fund outperformed the Russell 2000 for the three-year and since inception (12/31/91) periods and since the 1996 small-cap peak. RMC's average annual total return since inception was 15.5%.

Royce Micro-Cap Fund is one of only a dozen micro-cap funds available with seven years of performance history. Total net assets at year-end were $166 million. Although RMC did not perform as we would have liked in 1998, we remain excited about the long-term investment opportunities in micro-cap stocks.

Royce Micro-Cap Fund is now featured in the mutual funds section of MicroCap1000.com (www.MicroCap1000.com), a website dedicated to the micro-cap universe.

[end sidebar]

---------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98
---------------------------------------------
Fourth Quarter 1998*               14.6%
---------------------------------------------
Jul-Dec 1998*                      -9.1
---------------------------------------------
1-Year                             -3.3
---------------------------------------------
3-Year                             11.7
---------------------------------------------
5-Year                             11.4
---------------------------------------------
Since Inception (12/31/91)         15.5
---------------------------------------------

*Not annualized.

---------------------------------------------------------------------------
RISK/RETURN COMPARISON Inception (12/31/91) Through 12/31/98
---------------------------------------------------------------------------
                      Average Annual          Standard
                       Total Return           Deviation                RUR
---------------------------------------------------------------------------
Royce Micro-Cap           15.5%                 12.3                   1.26
---------------------------------------------------------------------------
Russell 2000              13.8%                 15.5                   0.89
---------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Since its inception, Royce Micro-Cap Fund has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

[line chart]

RECENT MARKET PERFORMANCE

--------------------
5/22/96 - 12/31/98
--------------------
RMC            22.8%
--------------------
Russell 2000   19.9%
--------------------

--------------------
4/21/98 - 12/31/98
--------------------
RMC           -14.2%
--------------------
Russell 2000  -13.4%
--------------------

      Date   Russell 2000
      ----   ------------
12/31/1995          0.00%
 1/31/1996         -0.11%
 2/28/1996          3.01%
 3/31/1996          5.11%
 4/30/1996         10.73%
 5/31/1996         15.09%
 6/30/1996         10.36%
 7/31/1996          0.73%
 8/31/1996          6.58%
 9/30/1996         10.75%
10/31/1996          9.04%
11/30/1996         13.54%
12/31/1996         16.51%
 1/31/1997         18.84%
 2/28/1997         15.95%
 3/31/1997         10.48%
 4/30/1997         10.79%
 5/31/1997         23.12%
 6/30/1997         28.40%
 7/31/1997         34.37%
 8/31/1997         37.45%
 9/30/1997         47.51%
10/31/1997         41.04%
11/30/1997         40.12%
12/31/1997         42.57%
 1/31/1998         40.32%
 2/28/1998         50.69%
 3/31/1998         56.90%
 4/30/1998         57.76%
 5/31/1998         49.26%
 6/30/1998         49.57%
 7/31/1998         37.45%
 8/31/1998         10.73%
 9/30/1998         19.40%
10/31/1998         24.27%
11/30/1998         30.78%
12/31/1998         38.88%

[end line chart]

Royce Micro-Cap Fund has provided a performance edge since the small-cap peak in May 1996.

[line chart]

ROYCE MICRO-CAP FUND vs. RUSSELL 2000  Value of $10,000 Invested on 12/31/91

    Royce Micro-Cap Fund             Russell 2000

                 Royce        Russell
    Date     Micro-Cap           2000
    ----     ---------           ----
12/31/91        10,000         10,000
03/31/92        11,100         10,750
06/30/92        10,700         10,017
09/30/92        11,421         10,303
12/31/92        12,941         11,841
03/31/93        14,184         12,346
06/30/93        14,207         12,615
09/30/93        15,316         13,718
12/31/93        16,004         14,079
03/31/94        16,127         13,704
06/30/94        15,855         13,171
09/30/94        16,770         14,085
12/31/94        16,572         13,823
03/31/95        17,185         14,460
06/30/95        18,464         15,815
09/30/95        19,717         17,378
12/31/95        19,731         17,755
03/31/96        20,544         18,662
06/30/96        21,906         19,595
09/30/96        21,172         19,662
12/31/96        22,798         20,684
03/31/97        22,602         19,613
06/30/97        25,095         22,794
09/30/97        29,015         26,186
12/31/97        28,427         25,309
03/31/98        31,362         27,852
06/30/98        30,244         26,553
09/30/98        23,985         21,199
12/31/98        27,480         24,656

Includes reinvestment of distributions.

[end line chart]

+ All performance and risk information presented herein is for RMC's Investment
  Class. Shares of RMC's Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense which is not borne by the Investment Class.

12 | The Royce Funds Annual Report 1998

                                                Performance and Portfolio Review
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                       Royce Micro-Cap Fund   Russell 2000
2/12/92 -                     -1.5                -12.0
7/8/92

3/18/94 -                     -4.4                -12.3
12/9/94

5/22/96 -                     -8.7                -15.4
7/24/96

1/22/97 -                     -5.1                 -9.0
4/25/97

10/13/97 -                    -7.8                -11.3
1/12/98

4/21/98 -                    -33.6                -36.5
10/8/98

[end bar chart]

Royce Micro-Cap Fund has outperformed the Russell 2000 during all six major downturns since its inception.

------------------------------------
PORTFOLIO DIAGNOSTICS
------------------------------------
Median Market Cap.      $177 million
------------------------------------
Weighted Average P/E Ratio     15.1x
------------------------------------
Weighted Average P/B Ratio      1.5x
------------------------------------
Weighted Average Yield          0.6%
------------------------------------
Net Assets              $166 million
------------------------------------
Turnover Rate                    56%
------------------------------------
Symbol (Investment Class)      RYOTX
       (Consultant Class)      RYMCX
------------------------------------

-------------------------------------
TOP 10 POSITIONS % of Net Assets
-------------------------------------
Richardson Electronics           2.0%
-------------------------------------
Kronos Incorporated              1.9
-------------------------------------
VideoServer                      1.8
-------------------------------------
REMEC                            1.6
-------------------------------------
Oshkosh B'Gosh Cl. A             1.6
-------------------------------------
Newport Corporation              1.6
-------------------------------------
Midwest Grain Products           1.6
-------------------------------------
Coherent                         1.5
-------------------------------------
Electroglas                      1.5
-------------------------------------
MacNeal-Schwendler Corporation   1.5
-------------------------------------

--------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                             % of Net Assets
--------------------------------------------------------------------------------------------------------------------
Technology Components and Systems, Software/Services, Semiconductors and Equipment                              33.2%
--------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials  15.8
--------------------------------------------------------------------------------------------------------------------
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                        13.9
--------------------------------------------------------------------------------------------------------------------
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                    13.5
--------------------------------------------------------------------------------------------------------------------
Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                      4.3
--------------------------------------------------------------------------------------------------------------------
Health Surgical Products and Devices, Drugs and Biotech, Health Services                                         4.1
--------------------------------------------------------------------------------------------------------------------
Natural Resources Oil and Gas, Energy Services, Real Estate                                                      3.9
--------------------------------------------------------------------------------------------------------------------
Financial Intermediaries Insurance, Banking, Securities Brokers                                                  2.4
--------------------------------------------------------------------------------------------------------------------
Financial Services Insurance Brokers, Investment Management, Information and Processing                          1.7
--------------------------------------------------------------------------------------------------------------------
Utilities                                                                                                        0.6
--------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                    4.9
--------------------------------------------------------------------------------------------------------------------
Treasuries, Cash & Cash Equivalents                                                                              1.7
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------
GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain
-----------------------------------------
MovieFone Cl. A                $1,888,257
-----------------------------------------
Unitrode Corporation            1,529,691
-----------------------------------------
REMEC                           1,514,090
-----------------------------------------
Advanced Energy Industries      1,462,626
-----------------------------------------
The Topps Company               1,423,259
=========================================
Combined Gain                  $7,817,923
=========================================

-----------------------------------------
GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss
-----------------------------------------
Denbury Resources              $2,344,671
-----------------------------------------
Perceptron                      2,175,319
-----------------------------------------
RockShox                        1,815,526
-----------------------------------------
Willbros Group                  1,466,941
-----------------------------------------
Special Metals Corporation      1,399,582
=========================================
Combined Loss                  $9,202,039
=========================================

MovieFone Cl. A - Patience paid off in 1998 as this company was discovered by investors looking for promising Internet plays. MovieFone, which provides information for moviegoers, successfully migrated to the web with a business model that may actually be profitable - unlike many Internet companies.

Unitrode Corporation - We bought the stock of this mid-sized semiconductor manufacturer opportunistically after a significant decline in the entire industry caused by the Asian crisis. An early 1998 loser, this stock turned around and recovered very nicely.

Denbury Resources - The senior managers of this small energy company have significant experience at successfully building energy enterprises. Having suffered from the general collapse in energy prices, we believe that the talented management team will help this stock to turn around when energy prices recover.

Perceptron - This leading manufacturer of three-dimensional image units for automobile-inspections robots continued to suffer from difficult product transition cycles. That drove this stock from a high of $30 all the way down to $6. We have increased our position due to our confidence in this company's ability to develop new products and technology.

                                         The Royce Funds Annual Report 1998 | 13

Updates and Notes to Performance and Risk Information
--------------------------------------------------------------------------------

[graphic: desktop computer, THE ROYCE FUNDS displayed on the screen]

New @ www.roycefunds.com

     New this quarter on our website is the addition of Fund prices for our open- and closed-end funds. Fund prices are updated daily on the site and can be found in the Performance/Diagnostics/Prices section. Our What's New column continues to be popular. What's New is updated each week on Monday and features fund updates, market commentary and Chuck Royce's latest thoughts.

Y2K Update

     Royce & Associates recently filed its report on Year 2000 (Y2K) readiness (Form ADV-Y2K), as required by the U.S. Securities and Exchange Commission. Form ADV-Y2K -- which is available on our website in Up-to-the-Minute's Recent Developments section -- asks for specific Y2K information, such as the existence and progress of Y2K compliance plans and contingency plans, systems that may be affected by Y2K and the Y2K readiness of third parties upon which Royce and its clients may be relying to perform mission critical services. Royce and the Funds are working to ensure that our systems and those of our service providers are Y2K compliant, and we do not anticipate that any Y2K problems will have a material impact on Royce's ability to provide services to the Funds at current levels.


Notes to performance and risk information

     All performance information is presented on a total return basis and reflects the reinvestment of distributions and excludes early redemption fees applicable to shares held less than one year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average score for the 398 funds in the small-cap objective category with a three-year history was 1.47 for the three years ended 12/31/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce GiftShares Fund for this period were 0.78, 0.47, 0.77 and 0.68, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98 and are subject to change monthly. The "Star" rating is calculated from a fund's three-, and, if applicable, five- and 10-year average annual total returns and reflects a risk factor that reflects performance relative to three-month Treasury bill returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The Russell 2000, S&P 500, Dow Jones Industrial Average, Nasdaq Composite, Nasdaq 100, and Nasdaq Industrials are unmanaged indices of domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.



14 | The Royce Funds Annual Report 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE PREMIER FUND                                  DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.2%

                                               SHARES             VALUE
                                               ------             -----
Consumer Products -- 7.0%
Apparel and Shoes - 1.0%
   Wolverine World Wide                       447,700        $  5,932,025
                                                             ------------
Collectibles - 2.5%
   Enesco Group                               611,900          14,226,675
                                                             ------------
Publishing - 1.8%
++ Gibson Greetings*                          875,400          10,395,375
                                                             ------------
Sports and Recreation - 1.7%
   Oakley*                                  1,008,800           9,520,550
                                                             ------------
                                                               40,074,625
                                                             ============
Consumer Services -- 3.3%
Restaurants/Lodging - 0.8%
   Buffets*                                   384,185           4,586,208
                                                             ------------
Retail Stores - 2.5%
   Charming Shoppes*                        3,228,000          13,920,750
                                                             ------------
                                                               18,506,958
                                                             ============
Financial Intermediaries -- 12.1%
Insurance - 11.7%
   The Commerce Group                         376,600          13,345,763
   Medical Assurance*                         126,390           4,178,769
   PMA Capital Corporation Cl. A              363,382           7,108,660
   Trenwick Group                             409,100          13,346,888
   Wesco Financial Corporation                 36,730          13,029,968
   Zenith National Insurance                  678,200          15,683,375
                                                             ------------
                                                               66,693,423
                                                             ------------
Securities Brokers - 0.4%
   Legg Mason                                  64,300           2,029,469
                                                             ------------
                                                               68,722,892
                                                             ============
Financial Services -- 12.2%
Insurance Brokers - 5.2%
   E.W. Blanch Holdings                       311,600          14,781,525
   Arthur J. Gallagher & Co.                  330,700          14,592,137
                                                             ------------
                                                               29,373,662
                                                             ------------
Investment Management - 7.0%
   Affiliated Managers Group*                 643,800          19,233,525
   The John Nuveen Company Cl. A              216,800           8,048,700
   The Pioneer Group                          650,100          12,839,475
                                                             ------------
                                                               40,121,700
                                                             ------------
                                                               69,495,362
                                                             ============
Health -- 5.2%
Drugs and Biotech - 2.5%
   Chiron Corporation*                        548,400          14,361,225
                                                             ------------
Surgical Products and Devices - 2.7%
   Haemonetics Corporation*                   668,900          15,217,475
                                                             ------------
                                                               29,578,700
                                                             ============

                                               SHARES             VALUE
                                               ------             -----
Industrial Products -- 19.2%
Building Systems and Components - 3.4%
   Juno Lighting                              287,400        $  6,717,975
   Simpson Manufacturing*                     332,000          12,429,250
                                                             ------------
                                                               19,147,225
                                                             ------------
Construction Materials - 3.8%
   CalMat                                     214,800           6,631,950
   Florida Rock Industries                    486,700          15,087,700
                                                             ------------
                                                               21,719,650
                                                             ------------
Machinery - 4.0%
   Lincoln Electric Holdings                  641,790          14,279,828
   Nordson Corporation                        169,700           8,718,337
                                                             ------------
                                                               22,998,165
                                                             ------------
Pumps, Valves and Bearings - 3.4%
   Kaydon Corporation                         349,700          14,009,856
   Roper Industries                           263,500           5,368,813
                                                             ------------
                                                               19,378,669
                                                             ------------
Specialty Chemicals and Materials - 2.1%
   Lilly Industries Cl. A                     587,500          11,713,281
                                                             ------------
Textiles - 2.5%
   Unifi                                      737,300          14,423,431
                                                             ------------
                                                              109,380,421
                                                             ============
Industrial Services -- 10.6%
Engineering and Construction - 2.2%
   Morrison Knudsen Corporation*            1,281,500          12,494,625
                                                             ------------
Printing - 4.6%
   Bowne & Co.                                457,000           8,168,875
   New England Business Service               454,900          17,797,963
                                                             ------------
                                                               25,966,838
                                                             ------------
Transportation and Logistics - 3.8%
   Air Express International
    Corporation                               201,500           4,382,625
   AirNet Systems*                            410,000           5,893,750
   Arnold Industries                          574,800           9,268,650
   Expeditors International of
    Washington                                 50,800           2,133,600
                                                             ------------
                                                               21,678,625
                                                             ------------
                                                               60,140,088
                                                             ============
Natural Resources -- 3.9%
Oil and Gas - 3.9%
   Barrett Resources*                         159,000           3,816,000
   Tom Brown*                               1,079,010          10,823,819
   Renaissance Energy*                        685,800           7,829,381
                                                             ------------
                                                               22,469,200
                                                             ============

                                         The Royce Funds Annual Report 1998 | 15

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE PREMIER FUND                                  DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                       ------        -----
Technology -- 17.7%
Aerospace/Defense - 3.5%
   Curtiss-Wright Corporation         346,600    $ 13,214,125
   Woodward Governor Company          293,556       6,494,926
                                                 ------------
                                                   19,709,051
                                                 ------------
Components and Systems - 1.4%
   Dionex Corporation*                214,700       7,863,388
                                                 ------------
Distribution - 4.3%
   Avnet                              151,600       9,171,800
   Marshall Industries*               621,600      15,229,200
                                                 ------------
                                                   24,401,000
                                                 ------------
Semiconductors and Equipment - 3.4%
   Dallas Semiconductor
    Corporation                       271,300      11,055,475
   KLA-Tencor Corporation*            194,000       8,414,750
                                                 ------------
                                                   19,470,225
                                                 ------------
Software/Services - 5.1%
   Comdisco                           100,000       1,687,500
   JDA Software Group*                223,800       2,168,063
   National Computer Systems          680,200      25,167,400
                                                 ------------
                                                   29,022,963
                                                 ------------
                                                  100,466,627
                                                 ============
TOTAL COMMON STOCKS
   (Cost $422,754,880)                            518,834,873
                                                 ============

                                                       VALUE
                                                       -----
REPURCHASE AGREEMENT -- 5.0%
State Street Bank and Trust Company,
   4.25% dated 12/31/98, due 1/04/99,
   maturity value $28,313,364 (collateralized by
   U.S. Treasury Notes, 7.50% due 2/15/05,
   valued at $28,866,950)
   (Cost $28,300,000)                              $ 28,300,000
                                                   ============
TOTAL INVESTMENTS -- 96.2%
   (Cost $451,054,880)                              547,134,873
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 3.8%                            21,853,710
                                                   ------------
NET ASSETS -- 100.0%                               $568,988,583
                                                   ============

--------------------------------------------------------------------------------

*   Non-income producing.

++ At December 31, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $452,060,510. At December 31, 1998, net unrealized appreciation for all securities was $95,074,363, consisting of aggregate gross unrealized appreciation of $126,470,940 and aggregate gross unrealized depreciation of $31,396,577. The Fund designated $5,571,075 as a capital gain dividend for the purpose of the dividend paid deduction.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

16 | The Royce Funds Annual Report 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.3%

                                                 SHARES        VALUE
                                                 ------        -----
Consumer Products -- 13.5%
Apparel and Shoes - 2.1%
   The North Face*                               60,000     $    780,000
   Oshkosh B'Gosh Cl. A                         134,400        2,713,200
                                                            ------------
                                                               3,493,200
                                                            ------------
Food/Beverage/Tobacco - 1.2%
   800-JR CIGAR*                                 89,000        2,069,250
                                                            ------------
Home Furnishings/Appliances - 4.2%
   Bassett Furniture Industries                  85,000        2,050,625
   Conso International
    Corporation*                                252,200        1,481,675
   Fedders Corporation Cl. A                     71,900          377,475
   Lifetime Hoan Corporation                    127,780        1,245,855
   Meadowcraft*                                 145,600        1,628,900
   Neutral Posture Ergonomics*                   20,200           80,800
                                                            ------------
                                                               6,865,330
                                                            ------------
Publishing - 1.7%
   Franklin Electronic Publishers*               67,000          787,250
   The Topps Company*                           414,200        2,071,000
                                                            ------------
                                                               2,858,250
                                                            ------------
Sports and Recreation - 1.2%
   Aldila*                                      425,000        1,062,500
   Johnson Worldwide Associates Cl. A*          105,250          973,563
                                                            ------------
                                                               2,036,063
                                                            ------------
Other Consumer Products - 3.1%
   Lazare Kaplan International*                 297,700        2,083,900
   Rock Of Ages Corporation Cl. A*               83,500        1,189,875
   Velcro Industries                             12,700        1,892,300
                                                            ------------
                                                               5,166,075
                                                            ------------
                                                              22,488,168
                                                            ============
Consumer Services -- 4.3%
Leisure/Entertainment - 1.3%
   MovieFone Cl. A*                             135,600        2,220,450
                                                            ------------
Restaurants/Lodging - 0.5%
   Pizza Inn                                    176,000          781,000
                                                            ------------
Retail Stores - 2.5%
   The Bombay Company*                           53,000          294,812
   Lechters*                                    237,300          585,834
   Mikasa                                        70,000          892,500
   Suzy Shier                                   120,000          745,829
   Urban Outfitters*                             99,500        1,679,063
                                                            ------------
                                                               4,198,038
                                                            ------------
                                                               7,199,488
                                                            ============
Financial Intermediaries -- 2.4%
Banking - 0.7%
   Bay Bancshares                                20,000          290,000
   Oriental Financial Group                      25,533          799,502
                                                            ------------
                                                               1,089,502
                                                            ------------

                                                 SHARES        VALUE
                                                 ------        -----
Insurance - 1.7%
   Capitol Transamerica Corporation              20,835     $    389,354
   Highlands Insurance Group*                    86,300        1,127,294
   The Navigators Group*                         25,200          390,600
   Nobel Insurance Limited                       33,750           26,367
   RLI                                           29,000          964,250
                                                            ------------
                                                               2,897,865
                                                            ------------
                                                               3,987,367
                                                            ============
Financial Services -- 1.7%
Information and Processing - 1.6%
   Duff & Phelps Credit Rating                   35,400        1,940,362
   Investors Financial Services
    Corporation                                  11,774          702,025
                                                            ------------
                                                               2,642,387
                                                            ------------
Investment Management - 0.1%
   U.S. Global Investors Cl. A*                 137,000          214,063
                                                            ------------
                                                               2,856,450
                                                            ============
Health -- 4.1%
Commercial Service - 1.5%
   ChiRex*                                       58,000        1,239,750
   Young Innovations*                            98,100        1,287,562
                                                            ------------
                                                               2,527,312
                                                            ------------
Drugs and Biotech - 1.9%
   BioReliance Corporation*                     166,500        1,332,000
   International Isotopes*                      110,600        1,769,600
                                                            ------------
                                                               3,101,600
                                                            ------------
Personal Care - 0.7%
   Jean-Philippe Fragrances*                    183,000        1,120,875
                                                            ------------
                                                               6,749,787
                                                            ============
Industrial Products -- 15.8%
Building Systems and Components - 4.2%
   Falcon Products                              159,600        1,915,200
   Holophane Corporation*                        13,000          333,938
   Simpson Manufacturing*                        40,800        1,527,450
   Skyline Corporation                           40,000        1,300,000
   Thor Industries                               73,200        1,866,600
                                                            ------------
                                                               6,943,188
                                                            ------------
Construction Materials - 1.9%
   Florida Rock Industries                       62,200        1,928,200
   Puerto Rican Cement Company                   37,000        1,292,687
                                                            ------------
                                                               3,220,887
                                                            ------------
Industrial Components - 0.7%
   Woodhead Industries                           85,800        1,115,400
                                                            ------------
Machinery - 1.8%
   Lund International Holdings*                 213,750        1,816,875
   Oshkosh Truck Corporation Cl. B               35,600        1,179,250
                                                            ------------
                                                               2,996,125
                                                            ------------

                                         The Royce Funds Annual Report 1998 | 17

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                 SHARES        VALUE
                                                 ------        -----
Industrial Products (continued)
Paper and Packaging - 1.0%
   PalEx*                                        216,400     $  1,636,525
                                                             ------------
Pumps, Valves and Bearings - 1.1%
   Denison International ADR*+                    60,800          760,000
   Sun Hydraulics Corporation                    137,600        1,143,800
                                                             ------------
                                                                1,903,800
                                                             ------------
Specialty Chemicals and Materials - 3.3%
   CFC International*                            158,600        1,268,800
   Chemfab Corporation*                          102,200        2,114,262
   Hauser*                                       173,300          769,019
   Synalloy Corporation                          154,400        1,351,000
                                                             ------------
                                                                5,503,081
                                                             ------------
Textiles - 0.4%
   Fab Industries                                 31,200          670,800
                                                             ------------
Other Industrial Products - 1.4%
   BHA Group Holdings                            143,225        1,987,247
   Mestek*                                        12,000          240,000
                                                             ------------
                                                                2,227,247
                                                             ------------
                                                               26,217,053
                                                             ============
Industrial Services -- 13.9%
Commercial Services - 3.2%
      BHI Corporation*                            62,800        1,931,100
   ++ Business Resource Group*                   473,900        1,599,413
      Cornell Corrections*                        93,900        1,784,100
                                                             ------------
                                                                5,314,613
                                                             ------------
Engineering and Construction - 2.6%
   Insituform Technologies Cl. A*                 82,800        1,200,600
   Sevenson Environmental Services               259,580        2,206,430
   Willbros Group*                               173,800          966,762
                                                             ------------
                                                                4,373,792
                                                             ------------
Food/Tobacco Processors - 2.4%
   Midwest Grain Products*                       189,550        2,582,619
   Standard Commercial Corporation               166,755        1,427,840
                                                             ------------
                                                                4,010,459
                                                             ------------
Industrial Distribution - 1.3%
   Vallen Corporation*                           109,300        2,186,000
                                                             ------------
Printing - 0.8%
   Ennis Business Forms                          129,900        1,290,881
                                                             ------------
Transportation and Logistics - 3.6%
   Circle International Group                    105,700        2,166,850
   Frozen Food Express Industries                252,650        1,989,619
   Kenan Transport Company                        46,730        1,565,455
   MARK VII*                                      10,000          186,250
                                                             ------------
                                                                5,908,174
                                                             ------------
                                                               23,083,919
                                                             ============

                                                 SHARES        VALUE
                                                 ------        -----
Natural Resources -- 3.9%
Energy Services - 0.8%
   Carbo Ceramics                                 70,600     $  1,235,500
                                                             ------------
Oil and Gas - 3.1%
   Denbury Resources*                            390,100        1,584,781
   Petro Incorporated*                           235,800        1,355,850
   Titan Exploration*                            346,600        2,274,563
                                                             ------------
                                                                5,215,194
                                                             ------------
                                                                6,450,694
                                                             ============
Technology -- 33.2%
Aerospace/Defense - 2.1%
   Cubic Corporation                              52,900          991,875
   Special Metals Corporation*                   204,300        1,825,931
   Woodward Governor Company                      30,448          673,662
                                                             ------------
                                                                3,491,468
                                                             ------------
Components and Systems - 13.9%
   Advanced Energy Industries*                    90,600        2,265,000
   CEM Corporation*                               85,700          840,931
   Coherent*                                     205,300        2,553,419
   Control Devices                                30,932          494,912
   HMT Technology Corporation*                   169,000        2,165,312
   Indigo*                                        10,000           39,688
   Industrial Scientific Corporation              55,700        1,295,025
   Kentek Information Systems                     73,400          431,225
   Kofax Image Products*                          37,500          290,625
   Mackie Designs*                                69,600          435,000
   Modern Controls                               170,975          983,106
   Newport Corporation                           155,700        2,627,437
   PCD*                                          126,500        1,644,500
   Penn Engineering and
    Manufacturing                                 29,300          655,588
   Perceptron*                                    65,000          430,625
   Performance Technologies*                      79,500        1,043,438
   Rainbow Technologies*                         103,450        1,946,153
   VideoServer*                                  161,800        2,973,075
                                                             ------------
                                                               23,115,059
                                                             ------------
Distribution - 4.4%
   Jaco Electronics*                             127,800          511,200
   Kent Electronics Corporation*                  80,000        1,020,000
   Pioneer-Standard Electronics                  259,200        2,430,000
   Richardson Electronics                        344,000        3,311,000
                                                             ------------
                                                                7,272,200
                                                             ------------
Semiconductors and Equipment - 5.1%
   Electroglas*                                  217,000        2,549,750
   Exar Corporation*                             148,000        2,386,500
   Intevac*                                      222,900        1,420,987
   Unitrode Corporation*                          80,900        1,415,750
   Veeco Instruments*                             14,600          775,625
                                                             ------------
                                                                8,548,612
                                                             ------------

18 | The Royce Funds Annual Report 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                SHARES        VALUE
                                ------        -----
Technology (continued)
Software/Services - 5.5%
   CFI ProServices*             20,000    $    232,500
   CSP*                        112,294         891,334
   JDA Software Group*         112,400       1,088,875
   Kronos Incorporated*         71,300       3,159,481
   MacNeal-Schwendler
    Corporation*               359,000       2,513,000
   New Horizons Worldwide*      10,000         231,250
   Tyler Corporation*          168,400       1,031,450
                                          ------------
                                             9,147,890
                                          ------------
Telecommunications - 2.2%
   InterVoice*                  25,000         862,500
   REMEC*                      151,700       2,730,600
                                          ------------
                                             3,593,100
                                          ------------
                                            55,168,329
                                          ============
Utilities -- 0.6%
   Southern Union Company*      43,810       1,067,869
                                          ============

                                    VALUE
                                    -----
Miscellaneous -- 4.9%           $  8,078,653
                                ============
TOTAL COMMON STOCKS
   (Cost $144,951,356)           163,347,777
                                ============
REPURCHASE AGREEMENT -- 0.1%
State Street Bank and Trust
Company,
   4.25% dated 12/31/98, due
   1/04/99, maturity value
   $100,047 (collateralized
   by U.S. Treasury Bills,
   due 6/17/99, valued at
   $102,848)(Cost $100,000)          100,000
                                 ============
TOTAL INVESTMENTS -- 98.4%
   (Cost $145,051,356)           163,447,777
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 1.6%          2,722,925
                                ------------
NET ASSETS -- 100.0%            $166,170,702
                                ============

--------------------------------------------------------------------------------
*  Non-income producing.

+  American Depository Receipt.

++ At December 31, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $145,278,107. At December 31, 1998, net unrealized appreciation for all securities was $18,169,670, consisting of aggregate gross unrealized appreciation of $34,995,852 and aggregate gross unrealized depreciation of $16,826,182. The Fund designated $9,511,278 as a capital gain dividend for the purpose of the dividend paid deduction.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         The Royce Funds Annual Report 1998 | 19

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                                          Royce               Royce
                                                                                       Premier Fund      Micro-Cap Fund
                                                                                       ------------      --------------
ASSETS:
Investments at value (identified cost $422,754,880 and $144,951,356, respectively)    $518,834,873          $163,347,777
Repurchase agreements (at cost and value)                                               28,300,000               100,000
Cash                                                                                       188,623                56,959
Receivable for investments sold                                                         23,812,889             2,857,650
Receivable for capital shares sold                                                       1,790,199               652,506
Receivable for dividends and interest                                                      694,085                59,046
Prepaid expenses                                                                            26,939                 9,673
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                          573,647,608           167,083,611
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                                      3,637,749               476,614
Payable for investments purchased                                                          354,727               171,337
Payable for investment advisory fees                                                       466,615               166,915
Accrued expenses                                                                           199,934                98,043
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                       4,659,025               912,909
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                           $568,988,583          $166,170,702
========================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                                   $    297,955          $      --
Accumulated net realized gain on investments                                            10,857,066             1,222,420
Net unrealized appreciation on investments                                              96,079,993            18,396,444
Capital shares                                                                              62,234                19,430
Additional paid-in capital                                                             461,691,335           146,532,408
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                           $568,988,583          $166,170,702
  Investment Class                                                                    $568,988,583          $165,419,635
  Consultant Class                                                                                          $    751,067
========================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
  Investment Class                                                                      62,234,316            19,341,820
  Consultant Class                                                                                                88,402
========================================================================================================================
NET ASSET VALUES (Net Assets [divided by] Shares Outstanding):
  Investment Class (offering and redemption price* per share)                                $9.14                 $8.55
  Consultant Class (offering and redemption price** per share)                                                     $8.50
========================================================================================================================

* Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

** Redemption price per share is equal to NAV, less applicable deferred sales charge, if any.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

20 | The Royce Funds Annual Report 1998

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           ====================================================================
                                                                   Royce Premier Fund               Royce Micro-Cap Fund
                                                                   ------------------               --------------------
                                                               Year ended       Year ended       Year ended       Year ended
                                                              December 31,     December 31,     December 31,     December 31,
                                                                  1998             1997             1998             1997
                                                           ================================== =================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                              $  3,026,370      $  5,186,475     $ (1,077,422)    $     66,866
 Net realized gain on investments                            16,476,014        24,051,632       11,052,305       13,409,911
 Net change in unrealized appreciation on investments        15,256,788        33,005,954      (17,036,282)      21,410,808
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from investment
  operations                                                 34,759,172        62,244,061       (7,061,399)      34,887,585
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net investment income
  Investment Class                                           (3,095,427)       (5,132,573)         (72,742)          --
  Consultant Class                                                                                    (293)          --
 Net realized gain on investments
  Investment Class                                           (5,571,075)      (26,952,526)      (9,504,473)     (14,659,824)
  Consultant Class                                                                                 (44,548)              --
---------------------------------------------------------------------------------------------------------------------------
 Total distributions                                         (8,666,502)      (32,085,099)      (9,622,056)     (14,659,824)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Value of shares sold
  Investment Class                                          221,957,563       253,092,118       55,074,780       88,285,531
  Consultant Class                                                                                 925,930          --
 Distributions reinvested
  Investment Class                                            8,428,754        30,221,025        9,270,159       13,665,774
  Consultant Class                                                                                  39,659          --
 Value of shares redeemed
  Investment Class                                         (220,631,891)      (97,354,274)     (81,986,610)     (63,871,463)
  Consultant Class                                                                                (106,404)         --
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from capital share
  transactions                                                9,754,426       185,958,869      (16,782,486)      38,079,842
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        35,847,096       216,117,831      (33,465,941)      58,307,603
NET ASSETS:
 Beginning of year                                          533,141,487       317,023,656      199,636,643      141,329,040
---------------------------------------------------------------------------------------------------------------------------
 End of year (a)                                           $568,988,583      $533,141,487     $166,170,702     $199,636,643
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS (in shares):
 Shares sold
  Investment Class                                           24,809,013        28,478,270        5,872,063        9,367,527
  Consultant Class                                                                                  96,259          --
 Shares issued for reinvestment of distributions
  Investment Class                                              963,284         3,457,777        1,138,769        1,453,806
  Consultant Class                                                                                   4,902          --
 Shares redeemed
  Investment Class                                          (24,840,814)      (11,226,941)      (8,912,344)      (6,947,247)
  Consultant Class                                                                                 (12,759)         --
---------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                  931,483        20,709,106       (1,813,110)       3,874,086
---------------------------------------------------------------------------------------------------------------------------

(a) Includes undistributed net investment income of $297,955 and $0 in 1998 and $367,012 and $66,866 in 1997 for Royce Premier Fund and Royce Micro-Cap Fund, respectively.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         The Royce Funds Annual Report 1998 | 21

STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                          Royce            Royce
                                                                      Premier Fund     Micro-Cap Fund
                                                                      ------------     --------------
INVESTMENT INCOME:
Income:
  Dividends                                                           $ 7,134,820      $   1,345,157
  Interest                                                              2,681,996            373,129
----------------------------------------------------------------------------------------------------
   Total Income                                                         9,816,816          1,718,286
----------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                              5,516,894          2,810,672
  Distribution fees - Consultant Class                                      --                 3,773
  Shareholder servicing - Investment Class                                370,127            143,571
  Shareholder servicing - Consultant Class                                  --                 5,206
  Shareholder reports - Investment Class                                  298,205            140,224
  Shareholder reports - Consultant Class                                    --                   711
  Administrative and office facilities                                    250,973             91,729
  Custodian                                                               112,658             83,398
  Trustees' fees                                                           71,409             25,568
  Professional fees                                                        67,579             43,251
  Registration - Investment Class                                          41,689             29,212
  Registration - Consultant Class                                           --                 1,049
  Other expenses                                                           60,912             24,590
----------------------------------------------------------------------------------------------------
   Total Expenses                                                       6,790,446          3,402,954
   Fees Waived by Investment Adviser                                        --              (600,867)
   Expenses Reimbursed by Investment Adviser - Consultant Class             --                (6,379)
----------------------------------------------------------------------------------------------------
   Net Expenses                                                         6,790,446          2,795,708
----------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                         3,026,370         (1,077,422)
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                      16,476,014         11,052,305
 Net change in unrealized appreciation on investments                  15,256,788        (17,036,282)
----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments                31,732,802         (5,983,977)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS      $34,759,172      $  (7,061,399)
====================================================================================================

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                 Net Realized and
           Net Asset Value,    Net Investment    Unrealized Gain
               Beginning           Income           (Loss) On
               of Period           (Loss)          Investments
               ---------           ------          -----------
 ROYCE PREMIER FUND (a)
    1998       $  8.70           $  0.05           $  0.53
    1997          7.81              0.09              1.35
    1996          7.12              0.10              1.18
    1995          6.48              0.10              1.05
    1994          6.41              0.06              0.15
 ROYCE MICRO-CAP FUND -- INVESTMENT CLASS (b)
    1998       $  9.40           $ (0.05)          $ (0.29)
    1997          8.14               --               2.01
    1996          7.53             (0.01)             1.17
    1995          6.48               --               1.24
    1994          6.47               --               0.23
 ROYCE MICRO-CAP FUND -- CONSULTANT CLASS (c)
    1998       $ 10.58           $ (0.07)          $ (1.50)
-------------------------------------------------------------------
           Distributions
              From Net     Distributions From    Net Asset                 Net Assets,
             Investment     Net Realized Gain   Value, End      Total     End of Period
               Income        On Investments      of Period     Return    (In Thousands)
               ------        --------------      ---------     ------    --------------
 ROYCE PREMIER FUND (a)
   1998       $ (0.05)          $ (0.09)         $  9.14         6.7%       $568,989
   1997         (0.09)            (0.46)            8.70        18.4%        533,141
   1996         (0.10)            (0.49)            7.81        18.1%        317,024
   1995         (0.09)            (0.42)            7.12        17.8%        302,239
   1994         (0.05)            (0.09)            6.48         3.3%        202,390
 ROYCE MICRO-CAP FUND -- INVESTMENT CLASS (b)
   1998       $ (0.01)          $ (0.50)         $  8.55       ( 3.3)%      $165,420
   1997           --              (0.75)            9.40        24.7%        199,637
   1996           --              (0.55)            8.14        15.5%        141,329
   1995           --              (0.19)            7.53        19.1%         97,729
   1994           --              (0.22)            6.48         3.6%         26,774
 ROYCE MICRO-CAP FUND -- CONSULTANT CLASS (c)
   1998       $ (0.01)          $ (0.50)         $  8.50       (14.6)%      $    751
              -------           -------          -------       -----        --------

           Ratio of        Ratio of Net
           Expenses         Investment      Portfolio
          to Average     Income (Loss) to   Turnover
          Net Assets    Average Net Assets    Rate
          ----------    ------------------    ----
 ROYCE PREMIER FUND (a)
    1998     1.23%           0.55%           46%
    1997     1.24%           1.20%           18%
    1996     1.25%           1.25%           34%
    1995     1.25%           1.48%           39%
    1994     1.38%           1.19%           38%
 ROYCE MICRO-CAP FUND -- INVESTMENT CLASS (b)
    1998     1.49%          (0.57)%          56%
    1997     1.49%           0.04 %          38%
    1996     1.79%          (0.20)%          70%
    1995     1.94%           0.10 %          25%
    1994     1.99%           0.02 %          54%
 ROYCE MICRO-CAP FUND -- CONSULTANT CLASS (c)
    1998     2.49%*         (1.62)%*         56%
             -----         -------           ---

(a) Expense ratios are shown after fee waiver by the investment adviser. For the period ended December 31, 1996, the expense ratio before the waiver would have been 1.28%.

(b) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 1998, 1997, 1996, 1995 and 1994, the expense ratios before the waivers would have been 1.81%, 1.80%, 1.87%, 1.97% and 2.34%, respectively.

(c) Expense ratios are shown after fee waiver and expense reimbursement by the investment adviser. For the period ended December 31, 1998, the expense ratio before the waiver would have been 4.52%. The Class commenced operations on May 4, 1998.

 * Annualized.

22 | The Royce Funds Annual Report 1998

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

    Royce Premier Fund and Royce Micro-Cap Fund (the "Fund" or "Funds") are two series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Royce Premier Fund and the Investment Class of Royce Micro-Cap Fund commenced operations on December 31, 1991. The Consultant Class of Royce Micro-Cap Fund commenced operations on May 4, 1998.

    Classes of shares have equal rights as to earnings and assets, except that each class may bear different distribution, shareholder servicing, registration and shareholder reports fees and expenses and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:

    Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to that Fund's operations, while expenses applicable to one or more series of the Trust are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

Taxes:

    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

Distributions:

    Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase agreements:

    The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.


                                         The Royce Funds Annual Report 1998 | 23

--------------------------------------------------------------------------------

Investment Adviser and Distributor:

    Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees, which are computed daily and payable monthly, at an annual rate of 1.0% and 1.5% of the average net assets of Royce Premier Fund and Royce Micro-Cap Fund, respectively. The Investment Adviser had voluntarily committed to waive its fees and reimburse for certain expenses to the extent necessary to maintain the ratio of expenses to average net assets at or below 1.49% of the average net assets of Royce Micro-Cap Fund--Investment Class and 2.49% of the average net assets of Royce Micro-Cap Fund--Consultant Class for the period ended December 31, 1998. For the year ended December 31, 1998, Royce Premier Fund and Royce Micro-Cap Fund recorded advisory fees of $5,516,894 and $2,209,805 (net of voluntary waivers of $600,867), respectively.

    Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is an affiliate of Royce. For the period ended December 31, 1998, RFS received 12b-1 distribution fees of $3,773 from the Consultant Class of Royce Micro-Cap Fund. The distribution agreement provides for maximum fees at an annual rate of 1.0% of the average net assets of the Consultant Class of Royce Micro-Cap Fund.

Purchases and Sales of Investment Securities:

    For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

============================================================
                 Royce Premier Fund     Royce Micro-Cap Fund
                --------------------   ---------------------
  Purchases         $239,548,216            $100,166,373
------------------------------------------------------------
  Sales             $251,376,191            $109,414,248
============================================================

Transactions in Affiliated Companies:

    An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 1998.

                                          Purchases                 Sales             Realized
                       Affiliated  ---------------------    -------------------         Gain       Dividend
                         Company     Shares       Cost       Shares       Cost         (Loss)       Income
                      =====================================================================================
Royce Premier Fund    Gibson
                      Greetings    327,900    $5,644,125    100,000   $2,243,750     $ (179,163)      --

Royce Micro-Cap Fund  Business
                      Resource
                      Group        473,900    $1,380,299       --          --             --          --
                      =====================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees of The Royce Fund and the Shareholders of Royce
Premier Fund and Royce Micro-Cap Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Royce Premier Fund and Royce Micro-Cap Fund (the "Funds") at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 1999

24 | The Royce Funds Annual Report 1998

Postscript
--------------------------------------------------------------------------------

[background graphic: rubber ball and jacks]

"Furby-mania"

A member of our senior investment staff told us this tale of holiday shopping mania.

Like all dutiful Dads, I do my best to help my wife out with Christmas shopping. Of course, having an office a block away from FAO Schwartz doesn't hurt. This year we faced the same problem that every parent of young children faces every Christmas. The names may change, but the dilemma is as old as St. Nick himself. I can sum it up in one word -- Furby.

     At first my wife and I, delusional, I guess, with terror at being unable to locate one of these odd furry fellows, tried to convince our child that something else -- a teddy bear or jigsaw puzzle -- might be a little easier on Santa. With the curious combination of awe and greed that afflicts every youngster at this time of year, our little darling sweetly replied,"Santa will bring me a Furby because Santa can do anything."

     We made a few more lame attempts to stem the tide. "If you don't stop pestering your mother and me," I announced around the 18th, "you'll wind up with coal in your stocking," a statement that produced a torrent of tears and a demand from my wife that I limit my conversations with the children to the injustices of trading spreads on micro-cap stocks until after Christmas. I was also put on solo Furby procurement duty.

     First I tried using one of those online bidding sites. Nothing in my years of trading stocks on Wall Street prepared me for the brutality and ruthlessness of desperate parents vying for Furbies. I realized as I bid $200 for a toy with as much intrinsic value as a pair of sweat socks that I had forgotten everything I had learned about value investing, but I didn't care -- I had to get a Furby or risk sleeping in the reindeer stable. But I couldn't do it. My instincts as a value investor were too strong, and a housewife from Des Moines bid the last remaining one away from me for $220.

     It was almost lunch time on the 23rd. No Furby. Suddenly, the phone rang. It was an old college friend, "Fast" Eddie. Eddie is a buyer for FAO Schwartz. "Listen, I could be fired for even thinking about telling you this, but a shipment of Furbies is coming in today at 3:00, on the floor by 3:30. Remember, you never spoke to me!" Before I could even muster a "And how are you, Eddie," he hung up. Talk about insider information!

     At 3:15 I was out the door and headed down West 58th Street toward the toy Mecca of midtown Manhattan, casually elbowing tourists foolish enough to get in my way. Just as I got through the door, I saw Eddie ducking into a stairwell and out of sight. I recognized a young portfolio manager of a very aggressive growth fund running toward the back of the store, scattering children in his wake. I followed, knowing how these growth guys are always after the next big thing.

     Were we too late? Through a maze of shouting kids and pushy parents, all I could see was a Furby display and some empty shelves. My watch said 3:28! Suddenly, I heard a scream and the sound of something falling. Apparently, my young portfolio manager friend was reaching for the last Furby when he was hit with an avalanche of discounted Tickle-Me-Elmos and Sing-and-Snore Ernies, the Furbies of 1996 and 1997, now being hawked for a fraction of their original price as part of a display called "Precious Memories of Christmas Past." I could just make out his outstretched hand and the very top of his head, the rest of him buried under a sea of red Elmo fur. As I bent down to see if he was all right, a kindly old woman gently scooped the last Furby from the floor. "Buy, buy, I don't care how high it goes, I need that stock," murmured my friend, obviously dizzy from so many furry blows to the head.

     Fortunately, he was fine, just a little shaken up. I returned to the office disappointed, but grateful that my brush with Furby-mania had taught me an important lesson about why we don't buy stocks the way consumers buy Furbies. If anything, we stick to Barbies, footballs and board games, the predictable but steady items that may never be this (or any) year's "gotta have it," but never really go out of style, either.

     Lost in my reflections, I barely noticed that my telephone message light was on. It was from Eddie. "Sorry I didn't get to you at the store," his message said, "but I was able to put one aside for you. Come by my office after work, and it's all yours."

     I guess it's a good thing Eddie chose toys over stocks.

[pull quote]

Furby-mania had taught me an important
lesson about why we don't buy stocks the way consumers buy Furbies. If anything, we stick to Barbies, footballs and board games, the predictable but steady items that may never be this (or any) year's
"gotta have it," but never really go out of style, either.

[end pull quote]

[back cover]

--------------------------------------------------------------------------------

                                      -----
                                       THE
                                      ROYCE
                                      FUNDS
                                      -----

                   One of the Industry's Most Experienced and
                  Highly Respected Small-Company Value Managers

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $2.8 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.

                          Multiple Funds, Common Focus

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by participating in the small-cap market's total returns with below-average volatility.

                Realistic Expectations and Consistent Discipline

Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce GiftShares Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

                              Co-Ownership of Funds

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $35 million invested in The Royce Funds.

--------------------------------------------------------------------------------

                                 The Royce Funds
                  1414 Avenue of the Americas, New York NY 10019

General Information                Advisor Services
Additional Report Copies           For Fund Materials, Performance Updates,
and Prospectus Inquiries           Transactions or Account Inquiries
(800) 221-4268                     (800) 33-ROYCE (337-6923)

Shareholder Services               Broker/Dealer Services
(800) 841-1180                     For Fund Materials and Performance Updates
                                   (800) 59-ROYCE (597-6923)
Automated Telephone Services
(800) 78-ROYCE  (787-6923)

                               www.roycefunds.com
                               funds@roycenet.com

     This report must be accompanied or preceded by a current prospectus of each of the Funds. Please read the prospectus carefully before investing or sending money.